UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2020

WERNER ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Nebraska	0-14690	47-0648386
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14507 Frontier Road Post Office Box 45308 Omaha, Nebraska		68145-0308
(Address of principal executive offices)		(Zip Code)

(402) 895-6640

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WERN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2020, Clarence L. Werner gave Werner Enterprises, Inc. (the “Company”) notice that he will step down as Executive Chairman of the board of directors (the “Board”), effective immediately. Mr. Werner will continue to serve as Chairman of the Board through the end of his current term, which is expected to end in May 2021 following the Company’s next annual meeting of shareholders. It is expected that Mr. Werner will serve as Chairman Emeritus following the end of his current term on the Board. Mr. Werner’s resignation as Executive Chairman was not related to any dispute or disagreement with the Company or the Board on any matter related to the operations, policies or practices of the Company.

In connection with Mr. Werner’s transition, on May 31, 2020, the Board voted to appoint Derek Leathers, the current Chief Executive Officer and President of the Company, as a member and the Vice Chairman of the Board effective immediately in accordance with the Company’s By-Laws. As a result, the size of the Board increased from eight members to nine members and Mr. Leathers was appointed as a Class II director.

Mr. Leathers will not receive additional compensation for his service as a member of the Board. As a result of Mr. Werner’s resignation as Executive Chairman, he will no longer receive his salary as an employee of the Company and, in accordance with the Company’s director compensation policy, he will not receive any compensation in his capacity as a non-independent director.

This Current Report on Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements are based on information presently available to the registrant’s management and are current only as of the date made. Actual results could also differ materially from those anticipated as a result of a number of factors, including, but not limited to, those discussed in the registrant’s Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2019. For those reasons, undue reliance should not be placed on any forward-looking statement. The registrant assumes no duty or obligation to update or revise any forward-looking statement, although it may do so from time to time as management believes is warranted or as may be required by applicable securities law. Any such updates or revisions may be made by the registrant by filing reports with the U.S. Securities and Exchange Commission, through the issuance of press releases or by other methods of public disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WERNER ENTERPRISES, INC.

Date: June 2, 2020	By:	/s/ John J. Steele
John J. Steele
Executive Vice President, Treasurer and Chief Financial Officer

Date: June 2, 2020	By:	/s/ James L. Johnson
James L. Johnson
Executive Vice President, Chief Accounting Officer and Corporate Secretary